Title 1 Footnote. Investor Presentation Transformation. Diversification. Growth.

Forward-Looking Statements This presentation, as well as other written communications made from time to time by the Company and its subsidiaries and oral communications made from time to time by authorized officers of the Company, may contain statements relating to the future results of the Company (including certain projections and business trends) that are considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, the Company claims the protection of the safe harbor for forward-looking statement contained in the PSLRA. The Company cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: our ability to implement successfully our business strategy, which includes significant asset and liability growth; changes that could adversely affect the business in which the Company and the Bank are engaged; prevailing economic and geopolitical conditions; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting the Company’s operations, pricing, products and services. For additional information on some of the risks and important factors that could affect the Company’s future results and financial condition, see “Risk Factors” in the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission. The forward-looking statements are made as of the date of this presentation, and, except as may be required by applicable law or regulation, the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements. 2

Key Transformation Initiatives 4 Risk management Critical priority with dynamic model change Disciplined credit and operational risk focus Controlled interest rate risk Business capabilities Residential lending/mortgage banking Diversified commercial lender Cash management and deposit products Delivery channels Broader product offerings Repositioned and expanding branch network Emerging alternative delivery channels Increase brand awareness

Building Franchise Value Experienced leadership team Upgraded leverageable infrastructure Diversified business model Strong direct lending capabilities Strong asset quality Attractive deposit mix with ongoing growth Improving spread / fee revenue diversity 5

Attractive Footprint 6 Blue Hills Bank branch Loan production office Nantucket Bank branch

Loan Driven Growth


Total assets ($ million)
2,500
2,000
1,500
1,000
500
0
$911
$971
$1,229
$1,314
$1,728
$2,114
$2,470
$2,497
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
3/31/2017


Net loans ($ million)
2,500
2,000
1,500
1,000
500
0
$202
$277
$488
$765
$1,133
$1,523
$1,913
$1,968
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
3/31/2017

7

Blue Hills Bancorp, Inc.

Well Diversified Portfolio 8 Loan composition at 3/31/2017 Loan composition at 12/31/10 $2.0 billion $204 million Other Loans 6% Residential 94% Consumer 1% Construction 4% C&I 11% CRE 35% Home Equity 4% Residential 45%

Valuable Origination Platform 9 Residential mortgages ($ million) Commercial & construction loans ($ million) Originations Purchases 600 500 400 300 200 100 0 2010 2011 2012 2013 2014 2015 2016 Q1 '17 $69 $134 $166 $176 $237 $272 $539 $91 Originations Purchases 600 500 400 300 200 100 0 2010 2011 2012 2013 2014 2015 2016 Q1 '17 $0 $2 $178 $305 $243 $325 $359 $55 56 13 88 46 89 77 104 72 66 236 171 36 13 526 108 70 186 119 72 171 295 30 85 274 4 87 23 32

Improved Deposit Mix 10 Deposits ($ million) Deposit composition At 12/31/10 At 3/31/2017 Cost of deposits: 1.60% in 2010 0.73% in Q1' 17 2,500 2,000 1,500 1,000 500 0 12 /31 /20 10 12 /31 /20 11 12 /31 /20 12 12 /31 /20 13 12 /31 /20 14 12 /31 /20 15 12 /31 /20 16 3/3 1/2 01 7 $754 $756 $818 $915 $1,213 $1,434 $1,809 NOW & Demand 10% Savings 23% Money market 2% CDs 65% NOW & Demand 19% Savings 14% Money market 36% CDs 31% $1,857

Net Interest Income Growth 11 Net interest income ($ millions) and net interest margin (1) Adjusted net interest margin excludes the impact of volatile items: mutual fund dividends, purchase accounting accretion and accelerated bond amortization/accretion. 70 60 50 40 30 20 10 0 2013 2014 2015 2016 $25.1 $42.4 $49.6 $57.0 Net Interest Margin Reported Adjusted (1) Q1 '17 2.71% 2.72% 2016 2.68% 2.66% 2015 2.83% 2.64% 2014 2.81% 2.57% 2013 2.24% 2.23% Net Interest Income ($ millions) 20 15 10 5 0 Q1 '16 Q1 '17 $13.2 $15.9

Improving Core Fee Income Note: Core fee income includes deposit account fees, interchange & ATM fees, mortgage banking revenue, and loan level derivative income (CRE loan swaps) 12 Core fee income ($ millions) 10 9 8 7 6 5 4 3 2 1 0 2012 2013 2014 2015 2016 Q1 '16 Q1 '17 $2.7 $4.1 $4.2 $5.2 $7.7 $1.5 $1.6

Leverageable Infrastructure 13 Core noninterest expense* ($ millions) and employees at period end (#) *Core noninterest expense excludes one-time costs related to the charitable foundation, mutual-to-stock conversion, Nantucket acquisition and restructuring of incentive and benefit plans. Core noninterest expense Full-time equivalent employees 70 60 50 40 30 20 10 0 2010 2011 2012 2013 2014 2015 2016 Q1 '17 $17.4 $21.0 $26.3 $29.2 $40.6 $44.1 $51.7 $53.6 103 122 141 147 202 209 228 227 annualized

Noninterest Expense Growth (dollars in thousands) 14 Q1 '17 LTM 2016 2015 Reported Noninterest Expense $ 53,078 $ 51,746 $ 44,082 Less: Equity Plans (5,082) (4,868) (1,124) effective Q4'15 Less: Seaport Branch (871) (476) (17) opened in Q4‘16 Less: Westwood Branch (959) (982) (484) opened in Q4'15 Adjusted Noninterest Expense $ 46,166 $ 45,420 $ 42,457 Note: Growth in adjusted noninterest expense includes costs related to the expansion of the mortgage business, the onboarding of new asset-based lending and municipal banking businesses, and relocating to a new headquarters.

Improvement in Earnings (dollars in thousands) 15 Q1 '17 2016 2015 2014(1) Pre-Tax Income $ 9,240 $ 12,458 $ 10,064 $ 8,014 Less: NRS Gain (5,947) — — — Less: Pension Curtailment Gain — — — (1,304) Less: Securities (Gains) & Losses 1,022 (1,280) (1,968) (2,515) Less: BOLI Death Benefits — (506) — (182) Less: Mutual Fund Dividends — (961) (3,647) (3,603) Adjusted Pre-tax income $ 4,315 $ 9,711 $ 4,449 $ 410 (1) Pre-tax income for 2014 excludes Nantucket acquisition expenses, mutual-to-stock conversion expenses, and the Charitable Foundation contribution. Note: Equity plan expense of $1,408, $4,868 and $1,124 included in Q1 '17, 2016 and 2015, respectively; no comparable expense in 2014.

Positive Operating Leverage (dollars in thousands) 16 Q1 '17 Q1 '16 % Change Net Interest Income $ 15,881 $ 13,201 Noninterest Income 6,816 1,377 Less: NRS gain (5,947) — Less: Securities Losses 1,022 244 Adjusted Revenue 17,772 14,822 20% Noninterest Expense 13,400 12,068 11% Adjusted pre-tax, pre-loan loss provision earnings $ 4,372 $ 2,754 59% Adjusted Efficiency Ratio (without NRS gains and securities losses) 75% 81%

Reserve Coverage 17 Loan loss reserve, % of total loans Note: Trend reflects the migration from using national FDIC historical loss rates to the Company's own loss experience. 2.0% 1.5% 1.0% 0.5% 0.0% 12 /31 /20 10 12 /31 /20 11 12 /31 /20 12 12 /31 /20 13 12 /31 /20 14 12 /31 /20 15 12 /31 /20 16 3/3 1/2 01 7 1.21% 1.25% 1.13% 1.25% 1.13% 1.11% 0.97% 0.95%

Nonperforming Assets 18 NPAs, % of assets 1.00% 0.75% 0.50% 0.25% 0.00% 12 /31 /20 10 12 /31 /20 11 12 /31 /20 12 12 /31 /20 13 12 /31 /20 14 12 /31 /20 15 12 /31 /20 16 3/3 1/2 01 7 0.18% 0.28% 0.18% 0.13% 0.26% 0.51% 0.36% 0.53% Note: Approximately one-third of NPAs at 3/31/2017 relates to loans secured by one income property.

Challenges and Opportunities Ahead 19 Improve returns and financial ratios Generate operating leverage Closely manage rate risk position Grow core deposit funding Grow small business, commercial and municipal deposits Explore opening de novo branches in select markets (none planned for 2017) Disciplined acquisitions Diversity asset generation capabilities Maintain credit focus Diversify portfolio risk parameters Expand mortgage banking capabilities Deploy excess capital TCE ratio was 23.7% at 9/30/14; 15.6% at 3/31/17 Organic growth Buybacks and Dividends (Buybacks through 3/31/17 = $37.4 million) M&A opportunities Enhance franchise value Continue brand awareness progress Manage talent development and retention

Appendix 20

21 $000 Mar. 31, 2017 Dec. 31, 2016 Dec. 31, 2015 Cash and equivalents $ 35,149 $ 30,496 $ 33,298 Securities available for sale, at fair value 173,834 204,836 231,690 Securities held to maturity, at amortized cost 201,684 201,027 200,141 FHLB Stock, at cost 14,828 13,352 13,567 Loans held for sale 1,675 2,761 12,877 Total loans 1,987,349 1,931,621 1,540,377 Allowance for loan losses (18,875) (18,750) (17,102) Loans, net 1,968,474 1,912,871 1,523,275 Premises and equipment, net 21,858 22,034 20,015 Accrued interest receivable 5,994 6,057 5,344 Goodwill and core deposit intangible 10,313 10,560 11,785 Net deferred tax asset 8,751 10,146 10,665 Bank-owned life insurance 32,271 32,015 31,626 Other assets 21,779 23,537 20,060 Total assets $ 2,496,610 $ 2,469,692 $ 2,114,343 Deposits $ 1,856,722 $ 1,808,687 $ 1,433,849 Short-term borrowings 118,000 146,000 205,000 Long-term debt 105,000 105,000 55,000 Other liabilities 19,944 23,098 21,665 Stockholders' equity 396,944 386,907 398,829 Total liabilities and stockholders' equity $ 2,496,610 $ 2,469,692 $ 2,114,343 Balance Sheet

22 Quarters ended $000 except per share data Mar. 31,2017 Dec. 31, 2016 Mar. 31, 2016 Net interest and dividend income $ 15,881 $ 15,950 $ 13,201 Provision for loan losses 57 927 (27) Net interest and dividend income, after provision 15,824 15,023 13,228 Noninterest income 6,816 3,807 1,377 Noninterest expense 13,400 13,509 12,068 Income before income taxes 9,240 5,321 2,537 Provision for income taxes 1,753 1,323 870 Net income $ 7,487 $ 3,998 $ 1,667 Earnings per common share: Basic Diluted $ 0.31 $ 0.17 $ 0.07 $ 0.31 $ 0.17 $ 0.07 Income Statement Note: Excluding the NRS gain, loss on sale of mutual funds, and the reversal of a state tax valuation allowance, Q1 '17 net income was $2,652, or $0.11 per diluted share.

23 Loans and Deposits $000 Mar. 31, 2017 Dec. 31, 2016 Dec. 31, 2015 Loans 1-4 family residential $ 896,951 $ 854,478 $ 602,138 Home equity 80,427 79,132 77,633 Commercial real estate 701,463 686,522 559,609 Construction 70,855 75,950 79,386 Total real estate loans 1,749,696 1,696,082 1,318,766 Commercial business 210,328 205,832 182,536 Consumer 27,325 29,707 39,075 Total loans $ 1,987,349 $ 1,931,621 $ 1,540,377 Deposits NOW and demand $ 342,118 $ 331,508 $ 288,143 Regular savings 265,116 262,984 287,344 Money market 622,852 573,204 368,050 Certificates of deposit 348,042 340,114 311,978 Brokered money market 50,129 53,357 41,807 Brokered certificates of deposit 228,465 247,520 136,527 Total deposits $ 1,856,722 $ 1,808,687 $ 1,433,849 Loans / total deposits 107% 107% 107% Loans / customer deposits 126% 128% 123%

24 Financial Highlights Quarters ended $000 except per share data Mar. 31, 2017 Dec. 31, 2016 Mar. 31, 2016 Performance ratios (1) ROA 0.43% 0.67% 0.31% ROE 2.74% 4.1% 1.69% Efficiency ratio 75% 68% 83% Asset Quality Nonperforming assets $13,109 $ 8,983 $10,941 Nonperforming assets / total assets 0.53% 0.36% 0.51% Allowance for loan losses / total loans 0.95% 0.97% 1.07% Allowance for loan losses / nonperforming loans 144% 209% 155% Net charge-offs (recoveries) $(68) $(93) $90 Net charge-offs (recoveries) / average loans, annualized (0.01)% (0.02)% 0.02% Capital metrics Common shares outstanding 26,858.328 26,759,953 27,786,642 Book value per share $14.78 $14.46 $14.16 Tangible book value per share $14.40 $14.06 $13.75 Tangible common equity / tangible assets 15.55% 15.3% 17.77% (1): Q1 '17 excludes NRS gain, loss on sale of mutual funds and the reversal of a state tax valuation allowance.